Exhibit 10.1
THIRD AMENDMENT TO CREDIT AGREEMENT
THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of March 31, 2026 (this “Third Amendment”), by and among ALIGN TECHNOLOGY, INC., a Delaware corporation (the “Borrower”), the Lenders (as defined below) party hereto and Citibank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Borrower, each Loan Party from time to time party thereto, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent have entered into that certain Credit Agreement, dated as of July 21, 2020 (as amended by that certain First Amendment to Credit Agreement, dated as of April 21, 2022, and by that certain Second Amendment to Credit Agreement, dated as of December 23, 2022, and as further amended, restated, amended and restated, supplemented and/or otherwise modified from time to time and in effect immediately prior to the Third Amendment Effective Date (as defined below), the “Existing Credit Agreement”; capitalized terms used in this Third Amendment and not otherwise defined in this Third Amendment have the same meanings assigned thereto in the Amended Credit Agreement (as defined below));
WHEREAS, pursuant to Section 9.02(b) of the Existing Credit Agreement, (i) the Borrower has requested that the Existing Credit Agreement be amended as hereinafter set forth and (ii) the Lenders party hereto (who collectively constitute the Required Lenders as of the date hereof) and the Administrative Agent have agreed to so amend the Existing Credit Agreement subject to the terms and conditions herein (the Existing Credit Agreement as amended by this Third Amendment, the “Amended Credit Agreement”); and
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of all of which is hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Amendments to Existing Credit Agreement. Effective as of, and subject to the occurrence of, the Third Amendment Effective Date (as defined below), Section 6.04(t) of the Existing Credit Agreement is hereby amended by deleting the stricken text (indicated textually in the same manner as the following: ~~stricken text~~) inserting the double-underlined text (indicated textually in the same manner as the following: double-underlined text) as follows:
“(t) Investments not otherwise permitted pursuant to this Section 6.04 not exceeding  ~~$175.0~~$750.0 million in the aggregate in any fiscal year of the Borrower and in an aggregate amount not to exceed ~~$350.0~~$1,500.0 million at any time outstanding; provided that, immediately before and immediately after giving pro forma effect to any such Investments (and any Indebtedness incurred in connection therewith), no Default or Event of Default shall have occurred and be continuing.”

SECTION 2. Representations and Warranties. The Borrower hereby represents and warrants on the Third Amendment Effective Date that:
(a)The execution, delivery and performance by the Borrower of the Third Amendment is within the Borrower’s corporate power and has been duly authorized by all necessary corporate and, if required, stockholder action on the part of the Borrower.
(b)The Third Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(c)The execution, delivery and performance by the Borrower of the Third Amendment (i) does not, on the part of the Borrower or any of its Subsidiaries, require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (ii) will not violate any Requirement of Law applicable to the Borrower or any of its Subsidiaries any order of any Governmental Authority applicable to the Borrower or any of its Subsidiaries, (iii) will not violate or result in a default under, or give rise to a right to require any payment to be made by the Borrower or any of its Subsidiaries under, (A) any indenture or loan agreement, in each case, evidencing Indebtedness in excess of $100 million, (B) any Swap Agreement with a Swap Termination Value in excess of $100 million or (C) any other material agreement, in each case which is binding upon the Borrower or any of its Subsidiaries or its assets, and (iv) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries, in each case of clauses (i), (ii) or (iii)(C), except as would not reasonably be expected to result in a Material Adverse Effect.
(d)At the time of and immediately after the Third Amendment Effective Date, no Default or Event of Default has occurred and is continuing.
(e)Immediately after giving effect to this Third Amendment the representations and warranties of the Borrower set forth in the Amended Credit Agreement and in each other Loan Document are true and correct in all material respects with the same effect as though made on and as of such date, except that (i) to the extent that such representations and warranties specifically refer to an earlier date, such representations and warranties are true and correct in all material respects as of such earlier date and (ii) any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” is true and correct in all respects.
SECTION 3. Conditions of Effectiveness of the Third Amendment. This Third Amendment shall become effective as of the date on which the following conditions shall have been satisfied (or waived by the Lenders party hereto and the Administrative Agent) (the “Third Amendment Effective Date”):

(a)the Administrative Agent (or its legal counsel) shall have received counterparts to this Third Amendment, duly executed by (i) the Borrower and (ii) the Lenders constituting the Required Lenders;
(b)at the time of and immediately after the Third Amendment Effective Date, no Default or Event of Default shall have occurred or be continuing;
(c)immediately after giving effect to this Third Amendment, the representations and warranties of the Borrower set forth in this Third Amendment, the Amended Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the Third Amendment Effective Date with the same effect as though made on and as of such date except that (i) to the extent that such representations and warranties specifically refer to an earlier date, such representations and warranties shall be true and correct in all material respects as of such earlier date and (ii) any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects; and
(d)the Borrower shall pay or cause to be paid, without duplication, (i) the reasonable and documented fees and expenses of Weil, Gotshal & Manges LLP, as counsel to the Administrative Agent and the Lenders, to the extent invoiced prior to the Third Amendment Effective Date and (ii) reasonable out-of-pocket expenses required to be paid by Section 6 below to the extent invoiced prior to the Third Amendment Effective Date.
SECTION 4. Reference to and Effect on the Existing Credit Agreement and the other Loan Documents.
(a)On and after the Third Amendment Effective Date, each reference in the Amended Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Amended Credit Agreement shall mean and be a reference to the Existing Credit Agreement, as amended by this Third Amendment.
(b)The Existing Credit Agreement and each of the other Loan Documents, as specifically amended by this Third Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(c)The execution, delivery and effectiveness of this Third Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the Third Amendment Effective Date, this Third Amendment shall for all purposes constitute a Loan Document.
(d)This Third Amendment shall not extinguish the Loans or any other Obligations outstanding under the Existing Credit Agreement. Nothing contained herein shall be construed as a substitution or novation of the Loans or any other Obligations outstanding under the Existing Credit Agreement, which shall remain outstanding after the Third Amendment Effective Date as modified hereby.

(e)The Borrower expressly acknowledges and agrees that (i) there has not been, and this Third Amendment does not constitute or establish, a novation with respect to the Existing Credit Agreement or any other Loan Document, or a mutual departure from the strict terms, provisions, and conditions thereof and (ii) nothing in this Third Amendment shall affect or limit the Administrative Agent’s or Lenders’ right to demand payment of liabilities owing from Borrower to Administrative Agent or the Lenders under, or to demand strict performance of the terms, provisions and conditions of, the Amended Credit Agreement and the other Loan Documents, to exercise any and all rights, powers, and remedies under the Amended Credit Agreement or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence and continuance of an Event of Default under the Amended Credit Agreement or the other Loan Documents.
(f)This Third Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.
SECTION 5. Reaffirmation. The Borrower hereby reaffirms its obligations under the Existing Credit Agreement and each other Loan Document, in each case as amended by this Third Amendment.
SECTION 6. Costs and Expenses. The Borrower hereby agrees to pay or reimburse the Administrative Agent for its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Third Amendment in accordance with, and to the extent required by, the terms and conditions of Section 9.03 of the Amended Credit Agreement.
SECTION 7. Execution in Counterparts. This Third Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Third Amendment by telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Third Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Third Amendment and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 8. Governing Law.
(a)This Third Amendment shall be governed by and construed in accordance with the laws of the State of New York

(b)The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any U.S. Federal or New York State court sitting in New York, New York in any action or proceeding arising out of or relating to this Third Amendment or the transactions contemplated hereby, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Third Amendment shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Third Amendment or the transactions contemplated hereby against the Borrower or its properties in the courts of any jurisdiction.
(c)The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Third Amendment and the transactions contemplated hereby in any court referred to in clause (b) of this Section 8. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
SECTION 9. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS THIRD AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, OTHER AGENT (INCLUDING ANY ATTORNEY) OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS THIRD AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.

SECTION 10. Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Third Amendment.
SECTION 11. Lender Direction. The Lenders party hereto, who constitute the Required Lenders, hereby direct the Administrative Agent to execute and deliver this Third Amendment.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ALIGN TECHNOLOGY, INC.,
as the borrower

By:	/s/ John Morici
Name:	John Morici
Title:	Chief Financial Officer and Executive Vice President, Global Finance

[Signature Page to Third Amendment to Credit Agreement (Align Technology, Inc.)]

CITIBANK, N.A.,
as a Lender and as Administrative Agent

By:	/s/ Michael Chen
Name:	Michael Chen
Title:	Authorized Signer

[Signature Page to Third Amendment to Credit Agreement (Align Technology, Inc.)]

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Jimmy Ko
Name:	Jimmy Ko
Title:	Senior Vice President

[Signature Page to Third Amendment to Credit Agreement (Align Technology, Inc.)]

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Dennis Tybor
Name:	Dennis Tybor
Title:	Senior Vice President

[Signature Page to Third Amendment to Credit Agreement (Align Technology, Inc.)]